EXHIBIT 24



                                POWER OF ATTORNEY

          We, the undersigned directors and/or officers of Exogen, Inc. (the "Company"), hereby severally constitute and appoint Patrick A. McBrayer, Chief Executive Officer and President, and Richard H. Reisner, Vice President, Vice Chief Financial Officer and Secretary, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-3 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

          WITNESS our hands on this 2nd day of January, 1998.



/s/ John P. Ryaby                               /s/ Donald J. Lothrop
    -----------------                               ---------------------
    John P. Ryaby                                   Donald J. Lothrop
    Chairman of the Board of Directors              Director
    and Vice President of Research
    and Development and Regulatory Affairs


/s/ Patrick A. McBrayer                         /s/ Peter C. Madeja
    -------------------                             ---------------
    Patrick A. McBrayer                             Peter C. Madeja
    Chief Executive Officer, President,             Director
    and Director (Principal Executive Officer)


/s/ Richard H. Reisner                          /s/ David J. Ottensmeyer
    ------------------                              --------------------
    Richard H. Reisner                              David J. Ottensmeyer, M.D.
    Vice President, Chief Financial Officer,        Director
    and Secretary (Principal Financial Officer
    and Principal Accounting Officer)


/s/ Buzz Benson                                 /s/ Terence D. Wall
    -----------                                     ---------------
    Buzz Benson                                     Terence D. Wall
    Director                                        Director